As filed with the Securities and Exchange Commission on August 26, 2003
Securities Act File No. 333-_____

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __	|_|
Post-Effective Amendment No. __	|_|
(Check appropriate box or boxes)

Merrill Lynch Series Fund, Inc.
(Exact Name of Registrant as Specified in its Charter)

(609) 282-2800
(Area Code and Telephone Number)

800 Scudders Mill Road Plainsboro, New Jersey 08536
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Terry K. Glenn Merrill Lynch Series Fund, Inc. 800 Scudders Mill Road Plainsboro, New Jersey 08536
(Name and Address of Agent for Service)

Copies to:

Leonard B. Mackey, Jr., Esq. Clifford Chance US LLP 200 Park Avenue New York, NY 10166	Andrew J. Donohue, Esq. Merrill Lynch Investment Managers, L.P. P.O. Box 9011 Plainsboro, NJ 08543-9011

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Registered: Shares of Common Stock, Par Value $.10 per share.

No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

MERRILL LYNCH SERIES FUND, INC. P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On November 10, 2003

TO THE SHAREHOLDERS OF MERRILL LYNCH SERIES FUND, INC. HOLDING SHARES OF MERRILL LYNCH NATURAL RESOURCES PORTFOLIO:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of Merrill Lynch Natural Resources Portfolio (the “Natural Resources Portfolio”), a series of Merrill Lynch Series Fund, Inc. (the “Company”), will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, November 10, 2003 at 11:30 a.m., Eastern time, for the following purposes:

(1) To approve or disapprove an Agreement and Plan of Reorganization (the “Agreement and Plan”) providing for the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of the Natural Resources Portfolio by the Merrill Lynch Global Allocation Strategy Portfolio (the “Global Allocation Portfolio”), another series of the Company, in exchange solely for an equal aggregate value of newly issued shares of the Global Allocation Portfolio. The Agreement and Plan also provides for the distribution of the Global Allocation Portfolio shares to shareholders of the Natural Resources Portfolio in liquidation of the Natural Resources Portfolio. A vote in favor of this proposal will constitute a vote in favor of the termination of the Natural Resources Portfolio as a series of the Company; and

(2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

The Board of Directors of the Company has fixed the close of business on September 12, 2003 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of the Company.

If you have any questions regarding the enclosed proxy material, please contact our proxy solicitor, Georgeson Shareholder, at 1-800-_______.

By Order of the Board of Directors, MERRILL LYNCH SERIES FUND, INC. PHILLIP S. GILLESPIE Secretary

Princeton, New Jersey Dated: October __, 2003

SUBJECT TO COMPLETION

PROXY STATEMENT AND PROSPECTUS DATED OCTOBER __, 2003

MERRILL LYNCH NATURAL RESOURCES PORTFOLIO
MERRILL LYNCH GLOBAL ALLOCATION STRATEGY PORTFOLIO
EACH A SERIES OF
MERRILL LYNCH SERIES FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011
(609) 282-2800

SPECIAL MEETING OF SHAREHOLDERS OF MERRILL LYNCH NATURAL RESOURCES PORTFOLIO

NOVEMBER 10, 2003

This Proxy Statement and Prospectus is being sent to you because you are a shareholder of Merrill Lynch Natural Resources Portfolio (the “Natural Resources Portfolio”), a series of Merrill Lynch Series Fund, Inc. (the “Company”). A Special Meeting of the shareholders of the Natural Resources Portfolio will be held on Monday, November 10, 2003 (the “Meeting”) to consider the items listed below. The Board of Directors (the “Directors”) of the Company is requesting shareholders of the Natural Resources Portfolio to submit a proxy to be used at the Special Meeting to vote the shares held by the shareholder submitting the proxy.

The proposals to be considered at the Meeting are:

(1) To approve or disapprove an Agreement and Plan of Reorganization (the “Agreement and Plan”) between Natural Resources Portfolio and Merrill Lynch Global Allocation Strategy Portfolio (the “Global Allocation Portfolio”), another series of the Company (the “Reorganization”); and

(2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus.
Any representation to the contrary is a criminal offense.

The Reorganization will comprise (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of the Natural Resources Portfolio by the Global Allocation Portfolio in exchange for shares of the Global Allocation Portfolio, which shares will then be distributed to the shareholders of the Natural Resources Portfolio in liquidation of the Natural Resources Portfolio, and (ii) the termination of the Natural Resources Portfolio as a series of the Company.

The Board of Directors has fixed the close of business on September 12, 2003 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Shareholders of the Natural Resources Portfolio on the Record Date will be entitled to one vote for each Natural Resources Portfolio share held, with no share having cumulative voting rights. As of the Record Date, the Natural Resources Portfolio had outstanding ________ shares of common stock, par value $.10 per share.

To the knowledge of the management of the Company, [no person] owned beneficially more than 5% of the outstanding shares of either Portfolio at the Record Date.

The Company is an open-end management investment company. The current prospectus of the Company, which contains information about the Natural Resources Portfolio and the Global Allocation Portfolio, dated May 1, 2003 (the “Company Prospectus”), accompanies this Proxy Statement and Prospectus and is incorporated herein by reference. The Annual Report to Shareholders of the Company, dated December 31, 2002, and the Semi-Annual Report to Shareholders of the Company, dated June 30, 2003, also accompany this Proxy Statement and Prospectus.

This Proxy Statement and Prospectus sets forth concise information about the Natural Resources Portfolio and the Global Allocation Portfolio that a Natural Resources Portfolio shareholder should know before considering the Reorganization and should be retained for future reference. The Company has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

A statement of additional information dated October __, 2003 relating to the Reorganization (the “Statement of Additional Information”) is on file with the Commission. The Statement of Additional Information is available from the Company without charge, upon oral request by calling 1-800-456-4587 ext. 123 or by writing the Company at its principal executive offices. The Statement of Additional Information is incorporated by reference into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, other material incorporated herein by reference and other information regarding the Company.

The address of the principal executive offices of the Company is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is 609-282-2800.

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INTRODUCTION

This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Meeting of shareholders of the Natural Resources Portfolio, a series of the Company, to be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, November 10, 2003 at 11:30 a.m., Eastern time. The mailing address for the Company is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is October __, 2003.

The shares of the Company are sold only to separate accounts of certain insurance companies (the “Insurance Companies”), including Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monarch Life Insurance Company, in connection with variable life insurance contracts (the “Contracts”) issued by such companies. With respect to the proposal presented in this Proxy Statement and Prospectus, the Insurance Companies will vote the shares of the Natural Resources Portfolio held in such separate accounts based on the instructions timely received from owners of the Contracts (the “Contract Owners”) that have a voting interest in the Natural Resources Portfolio shares to be voted. Each Insurance Company will also vote shares of the Natural Resources Portfolio held in such separate accounts for which no voting instructions from Contract Owners are timely received, as well as shares of the Natural Resources Portfolio that such Insurance Company owns directly, in the same proportion as those shares of the Natural Resources Portfolio for which voting instructions from Contract Owners are timely received. In connection with the solicitation of such instructions from Contract Owners, it is expected that the Insurance Companies will furnish a copy of this Proxy Statement and Prospectus to Contract Owners. Contract Owners providing voting instructions should review carefully the detailed information regarding the proposal to be voted on, and the recommendations of the Company’s Board of Directors, set forth in this Proxy Statement and Prospectus.

The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Contract Owner, which are set forth in the Contract. A Contract Owner has no interest in the shares of the Natural Resources Portfolio or the Global Allocation Portfolio, but only in the Contract. The Contract is described in the prospectus for each Contract. That prospectus describes the relationship between increases or decreases in the net asset value of shares of the Natural Resources Portfolio or the Global Allocation Portfolio, and any distributions on such shares, and the benefits provided under a Contract. The prospectus for the Contracts also describes various fees payable to the Insurance Companies and charges to the separate accounts made by the Insurance Companies with respect to the Contracts. Because shares of the Natural Resources Portfolio and the Global Allocation Portfolio are sold only to the Insurance Companies, the terms “shareholder” and “shareholders” in this Proxy Statement and Prospectus refer to the Insurance Companies.

Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the Company at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted “FOR“ the proposal to approve the Agreement and Plan of Reorganization (the “Agreement and Plan”).

Shareholders of the Natural Resources Portfolio will be entitled to receive an equal aggregate value of shares to be issued by the Global Allocation Portfolio as they held in the Natural Resources Portfolio immediately prior to the Reorganization. The aggregate net asset value of the shares of the Global Allocation Portfolio to be issued to the shareholders of the Natural Resources Portfolio will equal the aggregate net asset value of the outstanding shares of the Natural Resources Portfolio as set forth in the Agreement and Plan. The Natural Resources Portfolio and the Global Allocation Portfolio sometimes are referred to herein collectively as the “Portfolios” and individually as a “Portfolio” as the context requires. The portfolio resulting from the Reorganization is sometimes referred to herein as the “Combined Portfolio.”

Assuming a quorum is present, approval of the Agreement and Plan will require the affirmative vote of the shareholders of the Natural Resources Portfolio representing at least two-thirds of the outstanding shares entitled to be cast thereon. See “Information Concerning the Special Meeting.”

The Board of Directors of the Company knows of no business other than that discussed above which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

This Proxy Statement and Prospectus serves as a prospectus of the Company, on behalf of the Global Allocation Portfolio, under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the issuance of shares of the Global Allocation Portfolio to the shareholders of the Natural Resources Portfolio pursuant to the terms of the Agreement and Plan.

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SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan, a copy of which is attached hereto as Exhibit I.

At a meeting of the Board of Directors of the Company held on July 7, 2003, the Directors approved a proposal under which the Global Allocation Portfolio will acquire substantially all of the assets and assume substantially all of the liabilities of the Natural Resources Portfolio in exchange solely for an equal aggregate value of newly issued shares of the Global Allocation Portfolio to be distributed to the shareholders of the Natural Resources Portfolio in exchange for their shares of the Natural Resources Portfolio.

Based upon their evaluation of all relevant information, the Directors of the Company have determined that the Reorganization will benefit the shareholders of the Natural Resources Portfolio. Specifically, because the total net assets of the Natural Resources Portfolio have generally declined over time, the Directors determined that the viability of the Portfolio is limited. Conversely, the Directors determined that, after the Reorganization, the shareholders of the Natural Resources Portfolio will remain invested in an open-end fund with a substantially larger combined net asset value. The Directors of the Company anticipate that the shareholders of each Portfolio will benefit from a reduced annual operating expense ratio as a result of certain economies of scale expected to be achieved by the Reorganization. See “Summary—Pro Forma Fee Tables” and “The Reorganization—Potential Benefits to Shareholders as a Result of the Reorganization.”

The Board of Directors of the Company, including all of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”)) of the Company (the “non-interested Directors”), has determined that the Reorganization is in the best interests of the Natural Resources Portfolio and that the interests of existing shareholders of each Portfolio will not be diluted as a result of the Reorganization. As a result of the Reorganization, however, a shareholder of the Natural Resources Portfolio or a shareholder of the Global Allocation Portfolio would hold a smaller percentage of ownership in the Combined Portfolio than he or she held in the Natural Resources Portfolio or the Global Allocation Portfolio prior to the Reorganization.

Approval of the Reorganization requires the approval of the vote of at least two-thirds of the shares of the Natural Resources Portfolio outstanding on the Record Date and entitled to be cast at the Meeting.

If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval, provided that the Company, on behalf of the Natural Resources Portfolio and the Global Allocation Portfolio, has obtained prior to that time an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. The Agreement and Plan may be terminated, and the Reorganization abandoned, whether before or after approval by the shareholders of the Natural Resources Portfolio, at any time prior to the Exchange Date (as defined below), (i) by the consent of the Board of Directors of the Company; (ii) by the Board of Directors of the Company, on behalf of the Natural Resources Portfolio, if any condition to the Natural Resources Portfolio’s obligations has not been fulfilled or waived by the Board of Directors of the Company; or (iii) by the Board of Directors of the Company, on behalf of the Global Allocation Portfolio, if any condition to the Global Allocation Portfolio’s obligations has not been fulfilled or waived by the Board of Directors of the Company.

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Fee Table for Shareholders of Natural Resources Portfolio, Global Allocation Portfolio and the Pro Forma Combined Portfolio as of June 30, 2003 (unaudited)

The fee table below provides information about the fees and expenses of each Portfolio as of June 30, 2003 and, assuming the Reorganization had taken place on such date, the estimated annualized fees and expenses of the Combined Portfolio. These figures do not reflect any fees or charges imposed by the Insurance Companies under the Contracts.

	Actual			Pro Forma
	Natural Resources Portfolio	Global Allocation Portfolio		Combined Portfolio(a)
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):
Investment Advisory Fees	0.34%	0.34%		0.34%
Distribution and/or Service (12b-1) Fees	None	None		None
Other Expenses (including transfer agent fees)%			%	%
Total Annual Portfolio Operating Expenses	%		%	%
Fee Waiver and/or Expense Reimbursement(b)	(%)	N/A		N/A
Net Total Portfolio Operating Expenses(c)%		N/A		N/A

(a)	Assumes that the Reorganization took place on June 30, 2003.
(b)	The Investment Adviser, Merrill Lynch Life Agency, Inc. and Monarch Life Insurance Company (“Monarch”) have entered into an agreement that provides that Monarch will reimburse expenses with respect to each Portfolio to the extent these expenses exceed 0.50% of the Portfolio’s average daily net assets. This arrangement has a one-year term and is renewable.
(c)	The Net Total Annual Operating Expenses reflect expenses actually incurred during the Portfolio’s most recent fiscal year restated to reflect the contractual expense reimbursement currently in effect.

The foregoing Pro Forma Fee Table and the Examples below are intended to assist investors in understanding the costs and expenses that a Natural Resources Portfolio shareholder and a Global Allocation Portfolio shareholder bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization.

Examples:

These examples assume that a shareholder invests $10,000 in the relevant Portfolio for the time periods indicated, that the investment has a 5% return each year, and that each Portfolio’s operating expenses remain the same. The figures shown would be the same whether a shareholder sold shares at the end of a period or kept them. Although a shareholder’s actual costs may be higher or lower, based on these assumptions your costs would be:

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Cumulative Expenses Paid on Shares of each Portfolio for the Periods Indicated:

	1 Year	3 Years		5 Years		10 Years
Natural Resources Portfolio	$	$	(a)	$	(a)	$	(a)
Global Allocation Portfolio	$	$		$		$
Combined Portfolio(b)	$	$		$		$

(a)	The expenses do not reflect the continuation beyond the first year of the contractual reimbursement arrangement described in the fee table. This arrangement has a one year term and is renewable.
(b)	Assumes that the Reorganization took place on June 30, 2003.

The Examples set forth above assume reinvestment of all dividends and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See “Summary” “The Reorganization—Potential Benefits to Shareholders as a Result of the Reorganization” and “Comparison of the Portfolios—Management and Advisory Arrangements,” “—Purchase of Shares” and “—Redemption of Shares.”

The Company	The Company was organized under the laws of the State of Maryland on September 4, 1980 and commenced operations on September 4, 1980. The Natural Resources Portfolio commenced operations on July 1, 1987 and the Global Allocation Portfolio commenced operations on July 1, 1987.

As of August 31, 2003, the Natural Resources Portfolio had net assets of approximately $__ million and the Global Allocation Portfolio had net assets of approximately $__ million.

Comparison of the Portfolios	Investment Objectives. The Natural Resources Portfolio seeks capital appreciation. The Global Allocation Portfolio seeks high total investment return.

Investment Strategies. The Natural Resources Portfolio normally invests up to 80% of its assets in equity securities of companies with substantial natural resource assets and in natural resource-related derivatives. The Natural Resources Portfolio is a sector fund that normally invests in companies from a variety of natural resource-related sectors, such as mining, energy, chemicals, paper, oil, gas, steel, or agriculture. Under certain economic circumstances, however, the Natural Resources Portfolio may concentrate its investments in one or more of these sectors

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(although under normal circumstances the Portfolio will not invest more than 25% of its total assets in any one industry within a sector). The Portfolio can invest in both U.S. and non-U.S. companies (including companies in emerging markets), and in securities denominated in foreign currencies. The Portfolio may invest up to 35% of its assets in non-convertible debt securities rated investment grade or unrated securities of equivalent credit quality.

The Global Allocation Portfolio invests in both U.S. and foreign equity, debt and money market securities. There is no limit on the percentage of assets the Portfolio can invest in a particular type of security. Generally, the Portfolio seeks to invest across markets, industries and issuers. While the Portfolio has no geographic limits on where its investments may be located, it typically invests a majority of its assets in the securities of companies and governments located in North and South America, Western Europe, Australia and the Far East. The Portfolio may invest a portion of its assets in securities related to real assets, such as real estate or precious metals. In addition, the Global Allocation Portfolio may invest up to 35% of its assets in junk bonds, corporate loans and distressed securities.

Non-Diversified Portfolios. Both the Natural Resources Portfolio and the Global Allocation Portfolio are non- diversified funds. A diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its assets in any one issuer. A non-diversified fund is not subject to this limitation.

Portfolio Management. Merrill Lynch Investment Managers, L.P. (“MLIM”) serves as the investment adviser to each Portfolio. MLIM has retained Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) as sub-adviser to each Portfolio. The Global Allocation Portfolio is managed by members of a team of investment professionals who participate in the team’s research process and stock selection. Dennis W. Stattman is primarily responsible for the day-to-day management of the Global Allocation Portfolio. Robert M. Shearer currently serves as the portfolio manager of the Natural Resources Portfolio. It is expected that Mr. Stattman will be primarily responsible for the

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day-to-day management of the Combined Portfolio after the Reorganization.

MLIM was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. MLIM and its affiliates had approximately $___ billion in investment company and other portfolio assets under management as of August 2003.

Advisory Fees. MLIM serves as the investment adviser to the Company pursuant to an investment advisory agreement entered into with the Company. The annual advisory fee rate payable by each Portfolio to MLIM decreases as the total assets of the Company's nine portfolios increase above certain levels. The annual fee rates range from 0.50% to 0.30%. See “Summary-Pro Forma Fee Tables” and “Comparison of the Portfolios-Management and Advisory Arrangements.”

Capital Shares. Each Portfolio currently offers one class of shares.

Purchase of Shares. The purchase procedures for shares of each Portfolio are identical. See “Comparison of the Portfolios—Purchase of Shares.”

Redemption of Shares. The redemption procedures for shares of each Portfolio are identical. See “Comparison of the Portfolios—Redemption of Shares.”

Dividends. Dividends on shares of each Portfolio are declared at least semi-annually and reinvested in additional shares of the respective Portfolios at net asset value unless the shareholder elects to receive such dividends in cash. See “Comparison of the Portfolios—Dividends.”

Net Asset Value. Each Portfolio determines its net asset value once daily as of 4:00 p.m., Eastern time, on days that the New York Stock Exchange (“NYSE”) is open for business. See “Comparison of the Portfolios—Additional Information—Net Asset Value.”

Voting Rights. The voting rights of the holders of shares of each Portfolio are identical. See “Comparison of the Portfolios—Shareholder Rights.”

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Tax Considerations	The Company, on behalf of each Portfolio, will receive an opinion of counsel with respect to the Reorganization to the effect that, among other things, neither the Natural Resources Portfolio nor the Global Allocation Portfolio will recognize gain or loss on the transaction, and the Natural Resources Portfolio shareholders will not recognize gain or loss on the exchange of their Natural Resources Portfolio shares for shares of the Global Allocation Portfolio. The consummation of the Reorganization is subject to the receipt of such an opinion of counsel. The Reorganization will not affect the status of either the Natural Resources Portfolio or the Global Allocation Portfolio as a regulated investment company. See “The Reorganization—Tax Consequences of the Reorganization.”

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RISK FACTORS AND SPECIAL CONSIDERATIONS

The main investment risks associated with an investment in the Natural Resources Portfolio are similar but not identical to those associated with an investment in the Global Allocation Portfolio. The Natural Resources Portfolio invests primarily in equity securities of domestic and foreign companies with substantial natural resource assets. The Global Allocation Portfolio may invest in equity and debt securities (including junk bonds) of U.S. and foreign companies. Both Portfolios are subject to stock market risk and stock selection risk. Because both Portfolios can invest in foreign securities, they are also subject to foreign investing risk, including foreign currency risk. Both Portfolios are non-diversified funds and are, therefore, subject to non-diversification risks. Because the Natural Resources Portfolio is a sector fund that invests primarily in equity securities of natural resource companies and natural resource-related derivatives, the Portfolio is more exposed to the risks associated with investing in these types of investments than is Global Allocation Portfolio, which may purchase such securities but does not focus investments in the natural resources sector. The Global Allocation Portfolio may invest in fixed income securities and is, therefore, subject to interest rate and credit risk. Natural Resources Portfolio may only invest in debt securities to a limited extent. Finally, because the Global Allocation Portfolio may invest in junk bonds, corporate loans and distressed securities, it is also subject to the risks associated with these types of investments.

The main risks of investing in the Portfolios are discussed below.

Stock Market Risk and Selection Risk — Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the stocks that Fund management selects will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies.

Interest Rate Risk — The risk that the value of an investment will decrease as a result of changes in interest rates. Generally, when interest rates increase, the value of fixed-income securities declines, and when interest rates decrease, the value of fixed income securities increase. The value of longer-term fixed income securities decrease more than the value short-term fixed-income securities as a result of changes in interest rates.

Foreign Investing — Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities.

Currency Risk — The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value to a U.S. investor because the currency is worth fewer U.S. dollars.

Non-Diversified Risk — As a non-diversified fund, each Portfolio may invest more of its assets in fewer companies than a diversified fund. Because the Portfolios may invest in a smaller number of issuers, they are more exposed to developments affecting and the risks associated with individual issuers than funds that invest more widely, which may have a greater impact on each Portfolio’s performance.

Natural Resources Sector Risk — The Natural Resources Portfolio is more vulnerable to the price movements of natural resources and factors that particularly affect the mining, energy, chemicals, paper, oil, gas, steel or agriculture sectors more than a more broadly diversified mutual fund. Because the Portfolio invests primarily in companies with natural resource assets, there is the risk that the Portfolio will perform poorly during a downturn in natural resource prices.

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Junk Bonds (Global Allocation Portfolio only) — Although junk bonds generally pay higher rates of interest than investment grade bonds, there is a greater risk of loss of income or principal. Junk bonds may be issued by less creditworthy companies. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Prices of junk bonds are subject to extreme price fluctuations. Adverse changes to the issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

Distressed Securities (Global Allocation Portfolio only) — Distressed securities are securities that are subject to bankruptcy proceedings or are in default, or are at risk of being in default. The Global Allocation Portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect their investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange may be difficult to sell and may be subject to restriction on resale.

Corporate Loans (Global Allocation Portfolio only) — Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. The value of corporate loan investment generally is less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Global Allocation Portfolio may experience difficulties from time to time in selling its corporate loans. The corporate loans in which the Global Allocation Portfolio invests can be expected to provide higher yields than bonds and notes that have investment grade ratings, but may be subject to greater risk of loss of principal and income. Borrowers do not always provide collateral for corporate loans, and when there is collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Portfolio’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive any interest during the delay.

A complete discussion of the risk factors to which an investment in the Global Allocation Portfolio is subject is set forth in the Company’s Prospectus under the caption “Your Account—Types of Investment Risks.”

COMPARISON OF THE PORTFOLIOS

Financial Highlights

The following Financial Highlights tables are intended to help you understand the Global Allocation Portfolio’s and Natural Resources Portfolio’s financial performance for the periods shown. Certain information reflects financial results for a single share. The total returns in the table represent the rate an investor would have earned on an investment in shares of the Portfolio (assuming reinvestment of all dividends). This information, other than the information for the six-month period ended June 30, 2003, has been audited by _____________________, whose report, along with each Portfolio’s financial statements, is included in the Company’s Annual Report, which accompanies this Proxy Statement and Prospectus

The following per share data and ratios have been derived from information provided in the financial statements.

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	Global Allocation Portfolio
	Six Months Ended June 30, 2003 (Unaudited)	For the Year Ended December 31,
		2002	2001	2000	1999	1998
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period		$ 11.97	$ 13.33	$ 17.17	$ 16.00	$ 17.44
Investment income — net†		.34	.34	.38	.30	.43
Realized and unrealized gain (loss) on investments and foreign currency transactions — net		(1.30)	(1.46)	(1.99)	3.02	.97
Total from investment operations		(.96)	(1.12)	(1.61)	3.32	1.40
Less Dividends and Distributions:
Investment income — net		(.46)	(.24)	(.40)	(.32)	(.70)
In excess of investment income — net		—	—	(.01)	(.21)	—
Realized gain on investments — net		—	—	(1.23)	(1.62)	(2.14)
In excess of realized gain on investments — net		—	—	(.59)	—	—
Total dividends and distributions		(.46)	(.24)	(2.23)	(2.15)	(2.84)
Net asset value, end of period		$ 10.55	$ 11.97	$ 13.33	$ 17.17	$ 16.00
Total Investment Return:*
Based on net asset value per share		(8.01%)	(8.43%)	(9.42%)	21.36%	9.49%
Ratios to Average Net Assets:
Expenses, net of reimbursement		.48%	—	—	—	—
Expenses		.48%	.45%	.46%	.42%	.41%
Investment income — net		2.99%	2.75%	2.31%	1.84%	2.75%
Supplemental Data:
Net Assets, end of period (in thousands)		$137,877	$166,575	$200,858	$241,699	$231,144
Portfolio turnover		53.57%	110.57%	121.89%	106.83%	124.92%

*	Total investment returns exclude insurance-related fees and expenses.
†	Based on average shares outstanding.

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	Natural Resources Portfolio
	Six Months Ended June 30, 2003 (Unaudited)	For the Year Ended December 31,
		2002	2001	2000	1999	1998
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period		$ 10.38	$ 11.56	$ 8.30	$ 6.86	$ 8.12
Investment income — net†		.07	.08	.10	.11	.15
Realized and unrealized gain (loss) on investments and foreign currency transactions — net		.18	(1.16)	3.25	1.60	(1.23)
Total from investment operations		.25	(1.08)	3.35	1.71	(1.08)
Less dividends from investment income — net		(.07)	(.10)	(.09)	(.27)	(.18)
Net asset value, end of period		$ 10.56	$ 10.38	$ 11.56	$ 8.30	$ 6.86
Total Investment Return:*
Based on net asset value per share		2.38%	(9.38%)	40.43%	25.50%	(13.57%)
Ratios to Average Net Assets:
Expenses, net of reimbursement		.50%	.50%	.50%	.50%	.50%
Expenses		.68%	.74%	.58%	.59%	.63%
Investment income — net		.64%	.74%	1.05%	1.40%	1.94%
Supplemental Data:
Net Assets, end of period (in thousands)		$16,059	$15,960	$20,527	$12,764	$11,764
Portfolio turnover		36.99%	53.02%	44.87%	73.71%	29.62%

*	Total investment returns exclude insurance-related fees and expenses.
†	Based on average shares outstanding.

Information About the Company

For more information about the Company, please see the Prospectus and Annual Report for the Company, which have been delivered with this Proxy Statement and Prospectus and are incorporated herein by reference.

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Investment Restrictions

Each Portfolio has adopted identical fundamental and non-fundamental investment restrictions. Fundamental investment restrictions cannot be changed without shareholder approval. Non-fundamental restrictions may be changed by the Directors without shareholder approval. For a complete discussion of each Portfolio’s investment restrictions, see “Investment Restrictions” in the Company’s Statement of Additional Information dated May 1, 2003 (the “Company’s SAI”).

Management and Advisory Arrangements

The Global Allocation Portfolio is managed by members of a team of investment professionals who participate in the team’s research process and stock selection. Dennis W. Stattman is primarily responsible for the day-to-day management of the Global Allocation Portfolio. Robert M. Shearer currently serves as the portfolio manager of the Natural Resources Portfolio. It is expected that Mr. Stattman will be primarily responsible for the day-to-day management of the Combined Portfolio after the Reorganization.

MLIM is the investment adviser to the Company, pursuant to an investment advisory agreement entered into with the Company. The investment advisory agreement provides that, as compensation for its services to the Company, MLIM receives monthly compensation with respect to the portfolios of the Company according to the following schedule:

Aggregate average daily net assets of all nine portfolios of the Company	Advisory Fee
Not exceeding $250 million	0.50%
In excess of $250 million but not exceeding $300 million	0.45%
In excess of $300 million but not exceeding $400 million	0.40%
In excess of $400 million but not exceeding $800 million	0.35%
In excess of $800 million	0.30%

To the extent the aggregate average daily net assets of all nine portfolios of the Company exceed $250 million, $300 million, $400 million or $800 million (each, a “breakpoint level”), the advisory fee rate corresponding to the breakpoint level is applied to the average daily net assets of each Portfolio as described below. The portion of the assets of a Portfolio to which the corresponding rate at each breakpoint level applies is determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of all nine portfolios of the Company that falls within that breakpoint level by the aggregate average daily net assets of all nine portfolios. The amount of the advisory fee for a Portfolio at each breakpoint level is determined by multiplying the average daily net assets of that Portfolio by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

After the Reorganization, the Combined Portfolio would continue to pay MLIM advisory fees pursuant to the arrangement described above based on eight rather than nine Portfolios.

MLIM has retained MLAM U.K. as sub-adviser to each Portfolio. Pursuant to a separate sub-advisory agreement between MLIM and MLAM U.K., MLIM pays MLAM U.K. a fee for providing investment advisory services to MLIM with respect to each Portfolio in an amount to be determined from time to time by MLIM and MLAM U.K. but in no event in excess of the amount MLIM actually receives for providing services to each Portfolio pursuant to the relevant investment advisory agreement. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS England.

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Purchase of Shares

Each Portfolio currently offers one class of shares. The purchase procedures in effect for each Portfolio are identical. See “Your Account—How to Buy and Sell Shares” in the Company Prospectus.

Redemption of Shares

The redemption procedures in effect for both each Portfolio are identical. See “Your Account—How to Buy and Sell Shares” in the Company Prospectus.

Performance

General. The bar charts and tables shown below provide an indication of the risks of investing in each Portfolio. The bar charts show changes in each Portfolio’s performance for the past ten calendar years. The table shows the average annual total returns of each Portfolio for the periods shown. Past performance is not indicative of future performance. The bar charts and tables do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below.

Global Allocation Portfolio

[Bar chart to come]

During the ten-year period shown in the bar chart, the highest return for a quarter was 14.84% (quarter ended December 31, 1999) and the lowest return for a quarter was -13.37% (quarter ended September 30, 2002). The year-to-date return as of June 30, 2003 was __%.

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Natural Resources Portfolio

[Bar chart to come]

During the ten-year period shown in the bar chart, the highest return for a quarter was 17.28% (quarter ended June 30, 1999) and the lowest return for a quarter was -19.68% (quarter ended December 31, 1997). The year-to-date return as of June 30, 2003 was __%.

	Average Annual Total Return (as of the year ended December 31, 2002)
Period	Natural Resources Portfolio	Global Allocation Portfolio
One Year	2.38%	–8.01%
Five Years	7.16%	0.28%
Ten Years	6.20%	5.65%

Shareholder Rights

Shareholders of each Portfolio are entitled to one vote for each share held and fractional votes for fractional shares held and may vote on the election of Directors and any other matter submitted to a shareholder vote.

Dividends

All, or substantially all, of each Portfolio’s net income is declared as dividends at least semi-annually. Dividends are paid semi-annually and automatically reinvested in additional Portfolio shares at net asset value and credited to the shareholder’s account or, at the shareholder’s option, paid in cash.

Following the Reorganization, the policy of the Combined Portfolio with respect to dividends will remain unchanged. See “Your Account—Dividends and Taxes” in the Company Prospectus.

Tax Information

The tax consequences associated with an investment in shares of each Portfolio are identical. See “Your Account—Dividends and Taxes” in the Company Prospectus.

Portfolio Transactions

The procedures for engaging in portfolio transactions are the same for each Portfolio. See “Portfolio Transactions and Brokerage” in the Company’s Statement of Additional Information.

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Additional Information

Net Asset Value. Each Portfolio determines its net asset value once daily as of 4:00 p.m. (Eastern Time) on days that the NYSE is open for business. The net asset value of each class of shares is computed by dividing the sum of the value of the securities plus any cash or other assets (including interest and dividends accrued) held by such Portfolio and attributable to such class minus all liabilities (including accrued expenses) attributable to such class by the total number of shares outstanding at such time rounded to the nearest cent.

Custodian. The Bank of New York (the “Custodian”) acts as custodian of the cash and securities of each Portfolio. The principal business address of the Custodian is 100 Church Street, New York, New York 10286. The Custodian will continue to serve as the custodian of the Combined Portfolio following the Reorganization.

Transfer Agent. Financial Data Services, Inc. (the “Transfer Agent”) serves as the transfer agent for each Portfolio. The Transfer Agent will continue to serve as the Combined Portfolio’s transfer agent following the Reorganization.

Shareholder Inquiries. Shareholder inquiries with respect to each Portfolio may be addressed to either Portfolio by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

THE REORGANIZATION

General

Under the Agreement and Plan (attached hereto as Exhibit I), the Global Allocation Portfolio will acquire substantially all of the assets and will assume substantially all of the liabilities of the Natural Resources Portfolio, in exchange solely for an equal aggregate value of shares to be issued by the Global Allocation Portfolio. Upon receipt by the Natural Resources Portfolio of such shares, the Natural Resources Portfolio will distribute such shares to its shareholders, as described below, in liquidation of the Natural Resources Portfolio.

In connection with the approval of the proposal, Natural Resources Portfolio will be terminated as a series of the Company.

Generally, the assets transferred by the Natural Resources Portfolio to the Global Allocation Portfolio will equal all investments of the Natural Resources Portfolio held in its portfolio as of the Valuation Time (as defined in the Agreement and Plan) and all other assets of the Natural Resources Portfolio as of such time.

The Natural Resources Portfolio will distribute the shares of the Global Allocation Portfolio received by it pro rata to its shareholders in exchange for such shareholders’ proportional interests in the Natural Resources Portfolio. The shares of the Global Allocation Portfolio received by the shareholders of the Natural Resources Portfolio will have the same aggregate net asset value as each such shareholder’s interest in the Natural Resources Portfolio as of the Valuation Time. (See “Terms of the Agreement and Plan—Valuation of Assets and Liabilities” for information concerning the calculation of net asset value.) The distribution will be accomplished by opening new accounts on the books of the Global Allocation Portfolio in the names of all shareholders of the Natural Resources Portfolio and transferring to each shareholder’s account the shares of the Global Allocation Portfolio representing such shareholder’s interest previously credited to the account of the Natural Resources Portfolio.

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Because the exchange of shares between the Global Allocation Portfolio and Natural Resources Portfolio will be made at net asset value of each Portfolio at the time of the exchange, the interests of existing shareholders of each Portfolio will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the Natural Resources Portfolio or the Global Allocation Portfolio would hold a smaller percentage of ownership in the Combined Portfolio than he or she did in the Natural Resources Portfolio or the Global Allocation Portfolio prior to the Reorganization.

Procedure

On July 7, 2003, the Board of Directors of the Company, including all of the non-interested Directors, approved the Agreement and Plan and the submission of the Agreement and Plan to the shareholders of the Natural Resources Portfolio for approval.

If the shareholders of the Natural Resources Portfolio approve the Reorganization at the Meeting, and certain conditions are either met or waived, it is presently anticipated that the Reorganization will take place during the fourth calendar quarter of 2003.

The Board of Directors of the Company recommends that shareholders of the Natural Resources Portfolio approve the Agreement and Plan.

Terms of the Agreement and Plan

The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan attached hereto as Exhibit I.

Valuation of Assets and Liabilities. The assets of the Natural Resources Portfolio and the Global Allocation Portfolio will be valued on the business day prior to the Exchange Date (as defined in the Agreement and Plan) and will be valued according to the procedures set forth under “How Shares are Priced” in the Company Prospectus.

Distribution of Shares of the Global Allocation Portfolio. As soon as practicable after the Exchange Date, the Natural Resources Portfolio will liquidate and distribute the shares of the Global Allocation Portfolio received by it pro rata to its shareholders in exchange for such shareholders’ proportional interests in the Natural Resources Portfolio. The shares of the Global Allocation Portfolio received by shareholders of the Natural Resources Portfolio will have the same aggregate net asset value as such shareholders’ interest in the Natural Resources Portfolio held on the Exchange Date. (See “Valuation of Assets and Liabilities” above for information about the calculation of net asset value.) Generally, the liquidation and distribution will be accomplished by opening new accounts on the books of the Global Allocation Portfolio in the names of the shareholders of the Natural Resources Portfolio and transferring to those shareholders’ accounts the shares representing such shareholders’ interest previously credited to the account of the Natural Resources Portfolio.

No sales charge or fee of any kind will be charged to the shareholders of the Natural Resources Portfolio in connection with their receipt of shares of the Global Allocation Portfolio in the Reorganization.

Expenses. All of the expenses of the Reorganization will be paid by MLIM. These include those expenses that are directly attributable to the Natural Resources Portfolio and the conduct of its business, including expenses incurred in preparing, printing and mailing the proxy materials to be used in connection with the Meeting and expenses related to the solicitation of proxies to be voted at the Meeting, as well as those expenses that are directly attributable to the Global Allocation Portfolio, including

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expenses related to printing sufficient copies of the Company Prospectus and the Company’s most recent Annual Report that accompany this Proxy Statement and Prospectus and the transfer agent fees, expenses incurred in connection with obtaining the preparation of the Agreement and Plan, legal fees and audit fees.

Required Approvals. Approval of the Agreement and Plan requires the affirmative vote of shareholders representing at least two-thirds of the outstanding shares of the Natural Resources Portfolio. In addition, as previously stated, consummation of the Reorganization is conditioned upon the receipt of an opinion of counsel as to tax matters.

Termination of the Natural Resources Portfolio. Following the transfer of the assets and liabilities of the Natural Resources Portfolio to the Global Allocation Portfolio and the distribution of the shares of the Global Allocation Portfolio to the shareholders of the Natural Resources Portfolio, the Company will take action to terminate the Natural Resources Portfolio as a series of the Company under Maryland law.

Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of the Company pursuant to the Agreement and Plan are subject to various conditions, including this registration statement on Form N-14 being declared effective by the Commission, approval of the Reorganization by the shareholders of the Natural Resources Portfolio, an opinion of counsel being received as to tax matters an opinion of counsel being received as to securities matters and the continuing accuracy of various representations and warranties of the Natural Resources Portfolio and the Global Allocation Portfolio being confirmed by the respective parties.

Termination, Postponement and Waivers. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Natural Resources Portfolio) prior to the Exchange Date, or the Exchange Date may be postponed by the Board of Directors of the Company, if any condition to the Company’s obligations, on behalf of the Natural Resources Portfolio or the Global Allocation Portfolio, has not been fulfilled or waived by the Board of Directors of the Company.

Potential Benefits to Shareholders as a Result of the Reorganization

Following the Reorganization, shareholders of each Portfolio will remain invested in a registered open-end fund with a similar investment objective and investment strategies. In addition, because the total net assets of the Natural Resources Portfolio have generally declined over time, the Directors have determined that the viability of the Natural Resources Portfolio is limited. As a result of the proposed Reorganization, the Combined Portfolio is expected to have a larger asset base, which should result in lower annual operating expenses per share and economies of scale. MLIM accordingly believes that the Reorganization will benefit each Portfolio’s shareholders.

MLIM believes that the Reorganizations will benefit each of the Portfolios primarily because certain fixed costs, such as the costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, resulting in a lower overall annual operating expense ratio for the Combined Portfolio.

As of June 30, 2003, the net total annual operating expense ratio for the Natural Resources Portfolio was [ ]% (based on average net assets of approximately $[ ]) and the total annual operating expense ratio for the Global Allocation Portfolio was [ ]% (based on average net assets of approximately $[ ]).

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If the Reorganization had taken place on June 30, 2003, the total annual operating expense ratio for the Combined Portfolio as of June 30, 2003, on a pro forma basis, would have been [ ]% (based on aggregate net assets of approximately $[ ]), and would have been [ ]% lower than that of the Natural Resources Portfolio, including the effects of the contractual fee waiver applicable to Natural Resources Portfolio. In addition, if the Company’s contractual expense reimbursement agreement had not been in effect as of June 30, 2003 (the agreement has a one year term and is renewable annually), the total annual operating expense ratio for the Natural Resources Portfolio would have been [ ]%, and the Combined Portfolio’s total annual operating expense ratio would have been [ ]% lower than that of the Natural Resources Portfolio.

The table below sets forth the net assets of each Portfolio as of its last two fiscal year ends and as of June 30, 2003.

Net Assets for the Dates Indicated

	Net Assets
Name of Portfolio	As of June 30, 2003	As of December 31, 2002	As of December 31, 2001
Natural Resources Portfolio	$	$ 16,059,000	$ 15,960,000
Global Allocation Portfolio		$$137,877,000	$166,575,000

Based on the foregoing, the Directors of the Company concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above. In approving the Reorganization, the Directors of the Company determined that the interests of existing shareholders of the Natural Resources Portfolio and the Global Allocation Portfolio would not be diluted as a result of the Reorganization.

Tax Consequences of the Reorganization

General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free Reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The Natural Resources Portfolio and the Global Allocation Portfolio have elected and qualified for the special tax treatment afforded “regulated investment companies” under the Code, and the Global Allocation Portfolio intends to continue to so qualify after the Reorganization. The Company has requested an opinion of counsel to the effect that for Federal income tax purposes: (i) the transfer of substantially all of the assets of the Natural Resources Portfolio to the Global Allocation Portfolio in exchange solely for shares of the Global Allocation Portfolio as provided in the Agreement and Plan will constitute a “Reorganization” within the meaning of Section 368(a) of the Code, and the Natural Resources Portfolio and the Global Allocation Portfolio will be deemed to be a “party” to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to the Natural Resources Portfolio as a result of the asset transfer solely in exchange for shares of the Global Allocation Portfolio or on the distribution of the shares of the Global Allocation Portfolio to the shareholders of the Natural Resources Portfolio under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to the Global Allocation Portfolio on the receipt of assets of the Natural Resources Portfolio in exchange for the Global Allocation Portfolio shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or

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loss will be recognized to the shareholders of the Natural Resources Portfolio on the receipt of shares of the Global Allocation Portfolio in exchange for their shares of the Natural Resources Portfolio; (v) in accordance with Section 362(b) of the Code, the tax basis of the assets of the Natural Resources Portfolio in the hands of the Global Allocation Portfolio will be the same as the tax basis of such assets in the hands of the Natural Resources Portfolio immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of the Global Allocation Portfolio received by the shareholders of the Natural Resources Portfolio in the Reorganization will be equal to the tax basis of the shares of the Natural Resources Portfolio surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a shareholder’s holding period for the shares of the Global Allocation Portfolio will be determined by including the period for which such shareholder held the shares of the Natural Resources Portfolio exchanged therefor, provided, that such Natural Resources Portfolio shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, the Global Allocation Portfolio’s holding period with respect to the Natural Resources Portfolio assets transferred will include the period for which such assets were held by the Natural Resources Portfolio; and (ix) the taxable year of the Natural Resources Portfolio will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, the Global Allocation Portfolio will succeed to and take into account certain tax attributes of the Natural Resources Portfolio, such as earnings and profits, capital loss carryovers and method of accounting.

Shareholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, shareholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

Status as a Regulated Investment Company. Each Portfolio has elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code and, after the Reorganization, the Combined Portfolio intends to continue to operate so as to qualify as a regulated investment company. Following the distribution of shares of the Global Allocation Portfolio to the shareholders of the Natural Resources Portfolio, the Company will terminate the Natural Resources Portfolio as a series of the Company.

Capitalization

The following table sets forth as of June 30, 2003 the capitalization of each Portfolio and the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

	Natural Resources Portfolio	Global Allocation Portfolio	Combined Portfolio
Total Net Assets	$[ ]	$[ ]	$[ ]
Shares Outstanding	[ ]	[ ]	[ ]
Net Asset Value per Share	$[ ]	$[ ]	$[ ]

(a)	Total Net Assets and Net Asset Value per Share include the aggregate value of the Natural Resources Portfolio’s net assets which would have been transferred to the Global Allocation Portfolio had the Reorganization been consummated on June 30, 2003. The data does not take into account expenses incurred in connection with the Reorganization or the actual number of shares that would have been issued. No assurance can be given as to how many shares of the Global Allocation Portfolio the Natural Resources Portfolio shareholders will receive on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Global Allocation Portfolio that actually will be received on or after such date.

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INFORMATION CONCERNING THE SPECIAL MEETING

Date, Time and Place of Meeting

The Meeting will be held on Monday, November 10, 2003, at 11:30 a.m., Eastern time, at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey.

Solicitation, Revocation and Use of Proxies

A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Company. Although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted “FOR” approval of the Agreement and Plan.

It is not anticipated that any matters other than the adoption of the Agreement and Plan will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Additional Voting Information

In addition to the use of the mails, proxies may be solicited by telephone, telegraph, facsimile or personal interview. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholders’ identity. In all cases where a telephonic authorization is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received this Proxy Statement and Prospectus and proxy card in the mail. Within 72 hours of receiving a shareholder’s telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

Record Date and Outstanding Shares

Only holders of record of shares of the Natural Resources Portfolio at the close of business on September 12, 2003 are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, there were _____________ shares of common stock of the Natural Resources Portfolio issued and outstanding and entitled to vote.

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Security Ownership of Certain Record Owners and Management of the Company

To the knowledge of the Natural Resources Portfolio, the following persons or entities owned of record 5% or more of the shares of the Natural Resources Portfolio outstanding on the Record Date:

Name and Address of Shareholder	Percentage of Natural Resources Portfolio Owned		Percentage of Combined Portfolio After Reorganization
	____	%	[ ]	%

	____	%	[ ]	%

At the Record Date, the Directors and officers of the Company as a group owned an aggregate of less than 1% of the outstanding shares of the Natural Resources Portfolio.

To the knowledge of the Global Allocation Portfolio, the following persons or entities owned of record 5% or more of the shares of the Global Allocation Portfolio outstanding on the Record Date:

Name and Address of Shareholder	Percentage of Global Allocation Portfolio Owned		Percentage of Combined Portfolio After Reorganization
	_____	%	[ ]	%

	_____	%	[ ]	%

	_____	%	[ ]	%

At the Record Date, the Directors and officers of the Company as a group owned an aggregate of less than 1% of the outstanding shares of the Global Allocation Portfolio and owned less than 1% of the outstanding shares of common stock of ML&Co.

A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio’s voting securities may be deemed a “control person” (as defined in the Investment Company Act) of the Portfolio.

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Voting Rights and Required Vote

For purposes of this Proxy Statement and Prospectus, each share of the Natural Resources Portfolio is entitled to one vote. Approval of the Agreement and Plan by the Natural Resources Portfolio requires the affirmative vote of the shareholders of the Natural Resources Portfolio representing at least two-thirds of the Natural Resources Portfolio’s shares outstanding on the Record Date and entitled to vote.

Under Maryland law, shareholders of a registered open-end investment company, such as the Company, are not entitled to demand the fair value of their shares upon a transfer of assets and will be bound by the terms of the Reorganization if approved at the Meeting. However, any Natural Resources Portfolio shareholder may redeem his or her shares prior to the Reorganization.

A quorum for purposes of the Meeting consists of a majority of the shares of the Natural Resources Portfolio entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes in favor the Agreement and Plan are not received from the shareholders of the Natural Resources Portfolio, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Natural Resources Portfolio present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the shareholders of the Natural Resources Portfolio.

ADDITIONAL INFORMATION

In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Company, on behalf of the Natural Resources Portfolio. Natural Resources Portfolio has retained Georgeson Shareholder, 17 State Street, New York, New York, to aid in the solicitation of proxies at a cost of approximately $_____, plus out-of-pocket expenses of approximately $_____.

This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto, which the Company has filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

The Company files reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by the Company can be inspected and copied at the public reference facilities of the Commission in Washington, D.C. and at the New York Regional Office of the Commission at ____________, New York, New York 10048. Call 202-942-8090 for information on the operation of the public reference room. Copies of materials, other than materials incorporated herein by reference and other information regarding the Portfolios also can be obtained on the Commission’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

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LEGAL PROCEEDINGS

There are no material legal proceedings to which the Company, on behalf of either Portfolio, is a party.

LEGAL OPINIONS

Certain legal matters in connection with the Reorganization will be passed upon for the Company by Clifford Chance US LLP, 200 Park Avenue, New York, New York 10166. Clifford Chance US LLP will rely as to matters of Maryland law on the opinion of Sidley Austin Brown & Wood, LLP.

EXPERTS

The financial highlights of the Natural Resources Portfolio and the Global Allocation Portfolio included in this Proxy Statement and Prospectus have been so included in reliance on the report of ______________________, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of ___ is _______________________________________. _____ is expected to serve as the independent auditors for the Combined Portfolio after the Reorganization.

SHAREHOLDER PROPOSALS

A shareholder proposal intended to be presented at any subsequent meeting of shareholders of the Natural Resources Portfolio must be received by the Company in a reasonable time before the Company begins to print and mail the proxy solicitation materials to be utilized in connection with such meeting in order to be considered in the Company’s proxy statement and form of proxy relating to the meeting.

By Order of the Board of Directors, Merrill Lynch Series Fund, Inc. PHILLIP S. GILLESPIE Secretary

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EXHIBIT I

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of the __ day of ________, 2003, by and between Merrill Lynch Series Fund, Inc. (the “Company”), on behalf of Merrill Lynch Global Allocation Strategy Portfolio (“Acquiring Portfolio”), and the Company, on behalf of Merrill Lynch Natural Resources Portfolio (“Acquired Portfolio” and, together with Acquiring Portfolio, the “Portfolios”). The Company is a Maryland corporation and each of the Portfolios is a separate series of the Company.

PLAN OF REORGANIZATION

The reorganization will comprise the acquisition by Acquiring Portfolio of substantially all of the assets, and the assumption of substantially all of the liabilities, of Acquired Portfolio in exchange solely for an equal aggregate value of newly-issued shares of common stock, with a par value of $.10 per share, of Acquiring Portfolio and the subsequent distribution of Corresponding Shares (as defined below) of Acquiring Portfolio to the shareholders of Acquired Portfolio in exchange for their shares of common stock of Acquired Portfolio, in liquidation of Acquired Portfolio, all upon and subject to the terms hereinafter set forth (the “Reorganization”).

In the course of the Reorganization, shares of Acquiring Portfolio will be distributed to Acquired Portfolio shareholders as follows: each holder of Acquired Portfolio shares will be entitled to receive the number of shares of Acquiring Portfolio (the “Corresponding Shares”) having the same aggregate net asset value as the aggregate net asset value of such shareholder’s shares in Acquired Portfolio immediately prior to the Reorganization. In consideration therefor, on the Exchange Date (as defined below), Acquiring Portfolio shall acquire substantially all of Acquired Portfolio’s assets and assume substantially all of Acquired Portfolio’s obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

As promptly as practicable after the consummation of the Reorganization, Acquired Portfolio shall be terminated as a series of the Company.

AGREEMENT

In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Acquiring Portfolio and Acquired Portfolio hereby agree as follows:

1. Representations and Warranties of Acquiring Portfolio.

The Company, on behalf of Acquiring Portfolio, represents and warrants to, and agrees with, the Company, on behalf of Acquired Portfolio, that:

(a) Acquiring Portfolio is a series of the Company, a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Acquiring Portfolio has all necessary Federal, state

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and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Company is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company (File No. 811-3091), and such registration has not been revoked or rescinded and is in full force and effect. The Company, on behalf of Acquiring Portfolio, has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code at all times since inception of Acquiring Portfolio and intends that Acquiring Portfolio continue to so qualify until consummation of the Reorganization and thereafter.

(c) Acquired Portfolio has been furnished with a statement of assets and liabilities and a schedule of investments of Acquiring Portfolio, each as of December 31, 2002, said financial statements having been audited by ____________, independent accountants. An unaudited statement of assets and liabilities of Acquiring Portfolio and an unaudited schedule of investments of Acquiring Portfolio, each as of the Valuation Time (defined below), will be furnished to Acquired Portfolio at or prior to the Exchange Date for the purpose of determining the number of Corresponding Shares of Acquiring Portfolio to be issued pursuant to Section 4 of this Agreement; and each such statement and schedule will fairly present the financial position of Acquiring Portfolio as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(d) Acquired Portfolio has been furnished with the Company’s prospectus, dated May 1, 2003 and statement of additional information, dated May 1, 2003, and said prospectus, statement of additional information and supplements do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e) The Company, with respect to Acquiring Portfolio, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Board of Directors of the Company, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(f) There are no material legal, administrative or other proceedings involving Acquiring Portfolio pending or, to the knowledge of the Company, threatened against the Company which assert liability on the part of Acquiring Portfolio or which materially affect the Company’s or Acquiring Portfolio’s financial condition or its ability to consummate the Reorganization. Acquiring Portfolio is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) The Company is not a party to or obligated under any provision of its Articles of Incorporation, as amended, its by-laws, or any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement.

(h) There are no material contracts outstanding to which the Company, on behalf of Acquiring Portfolio, is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or will not otherwise be disclosed to Acquired Portfolio prior to the Valuation Time.

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(i) Acquiring Portfolio has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of Acquiring Portfolio’s most recent annual or semi-annual report to shareholders; and those incurred in connection with the Reorganization. As of the Valuation Time, Acquiring Portfolio will advise Acquired Portfolio in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(j) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Portfolio of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(k) The registration statement filed by the Company on Form N-14 relating to the shares of Acquiring Portfolio to be issued pursuant to this Agreement, which includes the proxy statement of Acquired Portfolio and the prospectus of Acquiring Portfolio with respect to the transaction contemplated herein, and any supplement or amendment thereto or to the documents therein (the “N-14 Registration Statement”), on its effective date, at the time of the shareholders’ meeting referred to in Section 6(a) of this Agreement and at the Exchange Date, insofar as it relates to Acquiring Portfolio (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Company, with respect to Acquiring Portfolio, for use in the N-14 Registration Statement as provided in Section 6(d) of this Agreement.

(l) Acquiring Portfolio is authorized to issue 100,000,000 shares of common stock, par value $.10 per share.

(m) The shares of Acquiring Portfolio to be issued to Acquired Portfolio pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no shareholder of Acquiring Portfolio will have any preemptive right of subscription or purchase in respect thereof.

(n) At or prior to the Exchange Date, Acquiring Portfolio will have obtained any and all regulatory, Company and shareholder approvals necessary to issue the shares of Acquiring Portfolio to Acquired Portfolio.

2. Representations and Warranties of Acquired Portfolio.

The Company, on behalf of Acquired Portfolio, represents and warrants to, and agrees with, the Company, on behalf of Acquiring Portfolio, that:

(a) Acquired Portfolio is a series of the Company, a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to

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own all of its assets and to carry out this Agreement. Acquired Portfolio has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Company is duly registered under the 1940 Act as an open-end management investment company (File No. 811-3091), and such registration has not been revoked or rescinded and is in full force and effect. The Company, on behalf of Acquired Portfolio, has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since inception of Acquired Portfolio, and intends that Acquired Portfolio continue to so qualify for its taxable year ending on the Exchange Date.

(c) As used in this Agreement, the term “Investments” shall mean (i) the investments of Acquired Portfolio shown on the schedule of its investments as of the Valuation Time (as defined in Section 3(c) of this Agreement) furnished to Acquiring Portfolio, and (ii) all other assets owned by Acquired Portfolio or liabilities incurred as of the Valuation Time.

(d) The Company, with respect to Acquired Portfolio, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Board of Directors of the Company, and, subject to its approval by the shareholders of Acquired Portfolio, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) Acquiring Portfolio has been furnished with a statement of assets and liabilities and a schedule of investments of Acquired Portfolio, each as of December 31, 2002, said financial statements having been audited by ____________, independent accountants. An unaudited statement of assets and liabilities of Acquired Portfolio and an unaudited schedule of investments of Acquired Portfolio, each as of the Valuation Time, will be furnished to Acquiring Portfolio at or prior to the Exchange Date for the purpose of determining the number of Corresponding Shares of Acquiring Portfolio to be issued pursuant to Section 4 of this Agreement; and each such statement and schedule will fairly present the financial position of Acquired Portfolio as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(f) Acquiring Portfolio has been furnished with the Company’s prospectus, dated May 1, 2003, and statement of additional information, dated May 1, 2003, and said prospectus, statement of additional information and supplements do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) There are no material legal, administrative or other proceedings involving Acquired Portfolio pending or, to the knowledge of the Company, threatened against the Company which assert liability on the part of Acquired Portfolio or which materially affect the Company’s or Acquired Portfolio’s financial condition or its ability to consummate the Reorganization. Acquired Portfolio is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) There are no material contracts outstanding to which the Company, on behalf of Acquired Portfolio, is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Acquiring Portfolio prior to the Valuation Time.

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(i) The Company is not a party to or obligated under any provision of the Company’s Articles of Incorporation, as amended, its by-laws or any contract or other commitment or obligation, nor is it subject to any order or decree, which would be violated by its execution of or performance under this Agreement.

(j) Acquired Portfolio has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since its most recent annual or semi-annual report to shareholders and those incurred in connection with the Reorganization. As of the Valuation Time, Acquired Portfolio will advise Acquiring Portfolio in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(k) The Company, on behalf of Acquired Portfolio, has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of Acquired Portfolio have been adequately provided for on its books, and no tax deficiency or liability of Acquired Portfolio has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

(l) At both the Valuation Time and the Exchange Date, the Company, on behalf of Acquired Portfolio, will have full right, power and authority to sell, assign, transfer and deliver the Investments. At the Exchange Date, subject only to the delivery of the Investments as contemplated by this Agreement, Acquired Portfolio will have good and marketable title to all of the Investments, and the Company, on behalf of Acquiring Portfolio, will acquire all of the Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Investments or materially affect title thereto).

(m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Portfolio of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state laws.

(n) The N-14 Registration Statement, on its effective date, at the time of the shareholders’ meeting referred to in Section 6(a) of this Agreement and on the Exchange Date, insofar as it relates to Acquired Portfolio (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Company, with respect to Acquired Portfolio, for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

(o) Acquired Portfolio is authorized to issue 100,000,000 shares of common stock, par value $.10 per share.

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(p) The Company, on behalf of Acquired Portfolio, will not sell or otherwise dispose of any of the Corresponding Shares of Acquiring Portfolio to be received in the Reorganization, except in distribution to the shareholders of Acquired Portfolio.

3. The Reorganization.

(a) Subject to receiving the requisite approval of the shareholders of Acquired Portfolio, and to the other terms and conditions contained herein, the Company, on behalf of Acquired Portfolio, agrees to convey, transfer and deliver to Acquiring Portfolio, and the Company, on behalf of Acquiring Portfolio, agrees to acquire from Acquired Portfolio, on the Exchange Date, all of the Investments (including interest accrued as of the Valuation Time on debt instruments) of Acquired Portfolio, and assume substantially all of the liabilities of Acquired Portfolio, in exchange solely for that number of shares of Acquiring Portfolio provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable on or after the Exchange Date, the Company, on behalf of Acquired Portfolio, will distribute all shares of Acquiring Portfolio received by it to the shareholders of Acquired Portfolio in exchange for their shares of Acquired Portfolio. Such distribution shall be accomplished by the opening of shareholder accounts on the stock ledger records of the Company, with respect to Acquiring Portfolio, in the amounts due the shareholders of Acquired Portfolio based on their respective holdings in Acquired Portfolio as of the Valuation Time.

(b) The Company, on behalf of Acquired Portfolio, will pay or cause to be paid to Acquiring Portfolio any interest or dividends it receives on or after the Exchange Date with respect to the Investments transferred to Acquired Portfolio hereunder.

(c) The Valuation Time shall be 4:00 p.m., Eastern time, on __________, 2003, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(d) Acquiring Portfolio will acquire substantially all of the assets of, and assume substantially all of the known liabilities of, Acquired Portfolio, except that recourse for such liabilities will be limited to the net assets of Acquired Portfolio acquired by Acquiring Portfolio. The known liabilities of Acquired Portfolio as of the Valuation Time shall be confirmed in writing to Acquiring Portfolio by Acquired Portfolio pursuant to Section 2(j) of this Agreement.

(e) The Company will terminate Acquired Portfolio as a series of the Company following the Exchange Date.

4. Issuance and Valuation of Shares of Acquiring Portfolio in the Reorganization.

Full shares of Acquiring Portfolio and, to the extent necessary, fractional shares of Acquiring Portfolio, of an aggregate net asset value equal to the net asset value, determined as hereinafter provided, of the assets of Acquired Portfolio acquired by Acquiring Portfolio in accordance herewith, reduced by the amount of liabilities of Acquired Portfolio assumed by Acquiring Portfolio in accordance herewith, shall be issued by the Company, on behalf of Acquiring Portfolio, in exchange for such assets of Acquired Portfolio. The net asset value of Acquired Portfolio shall be determined in accordance with the procedures described in the Company’s prospectus under “How Shares are Priced.” Acquired Portfolio shall distribute the shares of Acquiring Portfolio to its shareholders and Acquiring Portfolio will open new accounts on its books in the names of the shareholders of Acquired Portfolio and transfer to those shareholders’ accounts the shares of Acquiring Portfolio representing such shareholders’ interest previously credited to the account of Acquired Portfolio.

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5. Payment of Expenses.

(a) With respect to expenses incurred in connection with the Reorganization, Merrill Lynch Investment Managers, L.P., each Portfolio’s investment adviser, has agreed to pay all such expenses.

(b) If the Reorganization is not approved, these expenses will be allocated pro rata between the Portfolios according to the net asset value of the shares of each Portfolio on the date of the shareholders meeting referred to in Section 6(a) of this Agreement.

(c) If, for any reason, the Reorganization is not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages.

6. Covenants of Acquiring Portfolio and Acquired Portfolio.

(a) The Company, on behalf of Acquired Portfolio, agrees to call a special meeting of the shareholders of Acquired Portfolio to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement, and it shall be a condition to the obligations of each of the parties hereto that the holders of at least two-thirds of the shares of Acquired Portfolio issued and outstanding and entitled to vote thereon shall have approved this Agreement at such meeting at or prior to the Valuation Time.

(b) The Company, on behalf of each Portfolio, covenants to operate the business of the Portfolio as presently conducted between the date hereof and the Exchange Date.

(c) The Company agrees that following the consummation of the Reorganization, it will terminate Acquired Portfolio as a series of the Company, and will not make any distributions of the Corresponding Shares other than to the shareholders of Acquired Portfolio and without first paying or adequately providing for the payment of all of Acquired Portfolio’s liabilities not assumed by Acquiring Portfolio, if any.

(d) The Company will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. The Company agrees that each Portfolio will cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(e) The Company, with respect to Acquiring Portfolio, has no plan or intention to sell or otherwise dispose of the assets of Acquired Portfolio to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

(f) The Company, with respect to each Portfolio, agrees that by the Exchange Date all of the Federal and other tax returns and reports required to be filed with respect to each Portfolio on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Company, with respect to each Portfolio, agrees that each Portfolio will cooperate with the other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Company, with respect to Acquiring Portfolio, agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Acquired Portfolio for its taxable period first ending after the

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Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, the Company, on behalf of Acquired Portfolio, shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by Acquired Portfolio with respect to Acquired Portfolio’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by Acquired Portfolio (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by Acquired Portfolio to the extent such expenses have been accrued by Acquired Portfolio in the ordinary course without regard to the Reorganization.

(g) The Company, on behalf of Acquired Portfolio, agrees to mail to each shareholder of record of Acquired Portfolio entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(h) Following the consummation of the Reorganization, the Company, with respect to Acquiring Portfolio, expects to stay in existence and continue its business as an open-end management investment company registered under the 1940 Act.

7. Exchange Date.

(a) Delivery of the assets of Acquired Portfolio to be transferred, together with any other Investments, and the Corresponding Shares to be issued, shall be made at the offices of Clifford Chance US LLP, 200 Park Avenue, New York, New York 10166, at 10:00 a.m. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by Acquired Portfolio and Acquiring Portfolio, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.” To the extent that any Investments, for any reason, are not transferable on the Exchange Date, the Company, on behalf of Acquired Portfolio, shall cause such Investments to be transferred to Acquiring Portfolio’s account with The Bank of New York at the earliest practicable date thereafter.

(b) As soon as practicable after the close of business on the Exchange Date, Acquired Portfolio shall deliver to the Company, on behalf of Acquiring Portfolio, a list of the names and addresses of all of the shareholders of record of Acquired Portfolio on the Exchange Date and the number of shares of Acquired Portfolio owned by each such shareholder, certified to the best of their knowledge and belief by the transfer agent for Acquired Portfolio or by the President of Acquired Portfolio.

8. Acquired Portfolio Conditions.

The obligations of the Company, with respect to Acquired Portfolio, hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of the Company and by the affirmative vote of the holders of at least two-thirds of the shares of Acquired Portfolio issued and outstanding and entitled to vote thereon, and that the Company, on behalf of Acquiring Portfolio, shall have delivered to Acquired Portfolio a copy of the

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resolutions approving this Agreement adopted by the Board of Directors of the Company, certified by the Secretary of the Company.

(b) That the Company, on behalf of Acquiring Portfolio, shall have furnished to Acquired Portfolio a statement of Acquiring Portfolio’s assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on Acquiring Portfolio’s behalf by the Company’s President (or any Vice President) and its Treasurer, and a certificate signed by the Company’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Acquiring Portfolio since the date of Acquiring Portfolio’s most recent annual or semi-annual report to shareholders, other than changes in its portfolio securities since the date of such report or changes in the market value of its portfolio securities.

(c) That the Company, on behalf of Acquiring Portfolio, shall have furnished to Acquired Portfolio a certificate signed by the Company’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of the Company, on behalf of Acquiring Portfolio, made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Company, on behalf of Acquiring Portfolio, has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That the Company, on behalf of Acquired Portfolio, shall have received an opinion of Clifford Chance US LLP, as counsel to Acquiring Portfolio, in form and substance satisfactory to the Company, on behalf of Acquired Portfolio, and dated the Exchange Date, to the effect that (i) the Company is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the Corresponding Shares of Acquiring Portfolio to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and fully paid and nonassessable shares of Acquiring Portfolio, and no shareholder of Acquiring Portfolio has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation or by-laws of the Company or, to the best of such counsel’s knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by the Company, on behalf of Acquiring Portfolio, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Articles of Incorporation or by-laws of the Company, or any agreement (known to such counsel) to which the Company is a party or by which the Company is bound; (v) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States Federal court, Maryland state court or governmental authority is required for the consummation by the Company, on behalf of Acquiring Portfolio, of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities laws; (vi) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to

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the requirements of the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the Commission thereunder; (vii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (viii) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (ix) to the knowledge of such counsel, the Company, on behalf of Acquiring Portfolio, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where it has so qualified or the failure so to qualify would not have a material adverse effect on Acquiring Portfolio or its shareholders; (x) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against the Company, the unfavorable outcome of which would materially and adversely affect Acquiring Portfolio; (xi) all corporate actions required to be taken by the Company to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of the Company, on behalf of Acquiring Portfolio; and (xii) such opinion is solely for the benefit of Acquired Portfolio and the Directors and officers of the Company. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto insofar as it relates to Acquiring Portfolio contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the proxy statement and prospectus included in the N-14 Registration Statement insofar as it relates to Acquiring Portfolio contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Acquiring Portfolio or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Clifford Chance US LLP may state that it is relying on certificates of officers of the Company with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Acquiring Portfolio and on an opinion of Sidley Austin Brown & Wood LLP as to Maryland law.

(f) That the Company, on behalf of Acquired Portfolio, shall have received an opinion of Clifford Chance US LLP, to the effect that for Federal income tax purposes (i) the transfer of substantially all of the Investments of Acquired Portfolio to Acquiring Portfolio in exchange solely for shares of Acquiring Portfolio as provided in this Agreement will constitute a reorganization within the meaning of Section 368 of the Code, and the Company, on behalf of each Portfolio, will be deemed to be a “party” to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized by Acquired Portfolio as a result of the asset transfer solely in exchange for shares of Acquiring Portfolio or on the distribution of the shares of Acquiring Portfolio to the shareholders of Acquired Portfolio under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized by Acquiring Portfolio on the receipt of assets of Acquired Portfolio in exchange for shares of Acquiring Portfolio; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of Acquired Portfolio on the receipt of the shares of Acquiring Portfolio in exchange for the shares of Acquired Portfolio; (v) in accordance with Section 362(b) of the Code, the tax basis of the assets of Acquired Portfolio in the hands of Acquiring Portfolio will be the same as the tax basis of such assets in the hands of Acquired Portfolio immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of Acquiring Portfolio received by the shareholders of Acquired Portfolio in the Reorganization will be

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equal to the tax basis of the shares of Acquired Portfolio surrendered in exchange therefor; (vii) in accordance with Section 1223 of the Code, a shareholder’s holding period for the shares of Acquiring Portfolio will be determined by including the period for which such shareholder held the shares of Acquired Portfolio exchanged therefor, provided, that such Acquired Portfolio shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Acquiring Portfolio’s holding period with respect to the assets of Acquired Portfolio transferred will include the period for which such assets were held by Acquired Portfolio; and (ix) the taxable year of Acquired Portfolio will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, Acquiring Portfolio will succeed to and take into account certain tax attributes of Acquired Portfolio, such as earnings and profits, capital loss carryovers and method of accounting.

(g) That all proceedings taken by the Company, on behalf of Acquiring Portfolio, and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Company, on behalf of Acquired Portfolio.

(h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Company, be contemplated by the Commission.

(i) That the Company, on behalf of Acquired Portfolio, shall have received from ____________ a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to the Company, on behalf of Acquired Portfolio, to the effect that (i) they are independent public accountants with respect to the Company within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Acquiring Portfolio included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by Acquired Portfolio and Acquiring Portfolio and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Acquiring Portfolio included in the N-14 Registration Statement, and inquiries of certain officials of the Company responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, or (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements; and (iv) on the basis of limited procedures agreed upon by Acquired Portfolio and Acquiring Portfolio and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Acquiring Portfolio appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Acquiring Portfolio or from schedules prepared by officials of the Company having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(j) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal,

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administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Acquiring Portfolio or would prohibit the Reorganization.

9. Acquiring Portfolio Conditions.

The obligations of the Company, with respect to Acquiring Portfolio, hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of the Company and by the affirmative vote of the holders of at least two-thirds of the shares of Acquired Portfolio issued and outstanding and entitled to vote thereon, and that the Company, on behalf of Acquired Portfolio, shall have delivered to Acquiring Portfolio a copy of the resolutions approving this Agreement adopted by the Board of Directors of the Company and the minutes of the shareholders meeting, each certified by the Secretary of the Company.

(b) That the Company, on behalf of Acquired Portfolio, shall have furnished to Acquiring Portfolio a statement of Acquired Portfolio’s assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Acquired Portfolio’s behalf by the Company’s President (or any Vice President) and the Company’s Treasurer, and a certificate signed by the Company’s President (or any Vice President) and the Company’s Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Acquired Portfolio since the date of Acquired Portfolio’s most recent annual or semi-annual report to shareholders, other than changes in the Investments since the date of such report or changes in the market value of the Investments.

(c) That the Company, on behalf of Acquired Portfolio, shall have furnished to Acquiring Portfolio a certificate signed by the Company’s President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Company, on behalf of Acquired Portfolio, made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Company, on behalf of Acquired Portfolio, has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That the Company, on behalf of Acquiring Portfolio, shall have received an opinion of Clifford Chance US LLP, as counsel to Acquired Portfolio, in form satisfactory to the Company, on behalf of Acquired Portfolio, and dated the Exchange Date, to the effect that (i) upon consummation of the Reorganization in accordance with the terms of this Agreement, Acquired Portfolio will have duly transferred its assets and liabilities in accordance with this Agreement; (ii) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal court or governmental authority is required for the consummation by Acquired Portfolio of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities laws; (iii) the proxy statement of Acquired Portfolio contained in the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the Commission thereunder insofar as those requirements relate to information regarding Acquired Portfolio; (iv) insofar as those requirements relate

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to information regarding Acquired Portfolio, the descriptions in the proxy statement contained in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (v) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of Acquired Portfolio of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (vi) to the knowledge of such counsel, the Company, on behalf of Acquired Portfolio, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where it has so qualified or the failure so to qualify would not have a material adverse effect on Acquired Portfolio or its shareholders; (vii) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against the Company, the unfavorable outcome of which would materially and adversely affect Acquiring Portfolio; and (viii) such opinion is solely for the benefit of Acquiring Portfolio and the Directors and officers of the Company. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto insofar as it relates to Acquired Portfolio contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the proxy statement and prospectus included in the N-14 Registration Statement insofar as it relates to Acquired Portfolio contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Acquired Portfolio contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Clifford Chance US LLP may state that it is relying on certificates of officers of the Company with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Acquired Portfolio and on an opinion of Sidley Austin Brown & Wood LLP as to Maryland law.

(f) That the Company, on behalf of Acquiring Portfolio, shall have received an opinion of Sidley Austin Brown & Wood LLP, as Maryland counsel to Acquired Portfolio, in form and substance satisfactory to Acquiring Portfolio and dated the Exchange Date, to the effect that (i) the Company is a corporation with transferable shares duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) this Agreement has been duly authorized, executed and delivered by Acquired Portfolio and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iii) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Company’s Articles of Incorporation or by-laws or any agreement (known to such counsel) to which the Company is a party or by which the Company is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (iv) the Company, on behalf of Acquired Portfolio, has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, the Company, on behalf of Acquired Portfolio, will have duly transferred such assets in accordance with this Agreement; (v) to the best of such counsel’s knowledge, no filing or registration with, or consent, approval, authorization or order of any Maryland state court or governmental authority is required for the consummation by the Company, on behalf of Acquired Portfolio, of the Reorganization, except such as have been obtained from the Board of Directors of the

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Company and shareholders of Acquired Portfolio and such as may be required under Maryland state securities law; (vi) all actions required to be taken by the Company, on behalf of Acquired Portfolio, to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary actions on the part of the Company; and (vii) such opinion is solely for the benefit of Acquiring Portfolio and the Directors and officers of the Company. In giving the opinion set forth above, Sidley Austin Brown & Wood LLP may state that it is relying on certificates of officers of the Company with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the valid existence and the good standing of the Company.

(g) That the Company, on behalf of Acquiring Portfolio, shall have received an opinion of Clifford Chance US LLP with respect to the matters specified in Section 8(f) of this Agreement.

(h) That the Company, on behalf of Acquiring Portfolio, shall have received from ____________ a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to the Company, on behalf of Acquiring Portfolio, to the effect that (i) they are independent public accountants with respect to the Company, on behalf of Acquired Portfolio, within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Acquired Portfolio included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Acquired Portfolio and Acquiring Portfolio and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Acquired Portfolio included in the N-14 Registration Statement, and inquiries of certain officials of Acquired Portfolio responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Acquiring Portfolio and Acquired Portfolio, and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Acquired Portfolio appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Acquired Portfolio or from schedules prepared by officials of Acquired Portfolio having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(i) That the Investments to be transferred to Acquiring Portfolio shall not include any assets or liabilities which Acquiring Portfolio, by reason of charter limitations or otherwise, may not properly acquire or assume.

(j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Company on behalf of Acquired Portfolio, be contemplated by the Commission.

(k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin

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consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Acquired Portfolio or would prohibit the Reorganization.

(l) That all proceedings taken by the Company, on behalf of Acquired Portfolio, and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Company, on behalf of Acquiring Portfolio.

(m) That prior to the Exchange Date, the Company, on behalf of Acquired Portfolio, shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date.

10. Termination, Postponement and Waivers.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of Acquired Portfolio) prior to the Exchange Date, or the Exchange Date may be postponed, (i) by a vote of a majority of the Board of Directors of the Company; (ii) by the Company, on behalf of Acquired Portfolio, if any condition of Acquired Portfolio’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Company, on behalf of Acquiring Portfolio, if any condition of Acquiring Portfolio’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2003, this Agreement automatically shall terminate on that date, unless a later date is agreed to by the Board of Directors of the Company.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either the Company, with respect to Acquired Portfolio or Acquiring Portfolio, or the Board of Directors of the Company, or any of the Company’s officers, agents or shareholders in respect of this Agreement.

(d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of the Company, if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Portfolios, on behalf of which such action is taken. In addition, the Board of Directors of the Company has delegated to Merrill Lynch Investment Managers, L.P. the ability to make non-material changes to the transaction if it deems it to be in the best interests of Acquired Portfolio and Acquiring Portfolio to do so.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Acquired Portfolio nor Acquiring Portfolio nor any of the Company’s officers, directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director, agent or shareholder of the Company, Acquiring Portfolio or Acquired Portfolio, as the case may be, against any liability to the entity for which that officer, director, agent or shareholder so acts or to which that officer, director, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

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(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Board of Directors of the Company to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of Acquired Portfolio unless such terms and conditions shall result in a change in the method of computing the number of Corresponding Shares of Acquiring Portfolio to be issued to Acquired Portfolio in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of Acquired Portfolio prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Company promptly shall call a special meeting of shareholders of Acquired Portfolio at which such conditions so imposed shall be submitted for approval.

11. Other Matters.

(a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any Corresponding Shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), the Company, on behalf of Acquiring Portfolio, will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH SERIES FUND, INC., ON BEHALF OF MERRILL LYNCH GLOBAL ALLOCATION STRATEGY PORTFOLIO (OR ITS STATUTORY SUCCESSOR), OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, will issue stop transfer instructions to the Company’s transfer agent with respect to such shares. The Company, on behalf of Acquired Portfolio, will provide Acquiring Portfolio on the Exchange Date with the name of any shareholder of Acquired Portfolio who is, to the knowledge of Acquired Portfolio, an affiliate of Acquired Portfolio on such date.

(b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to the Company, on behalf of Acquired Portfolio, or the Company, on behalf of Acquiring Portfolio, in either case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Phillip S. Gillespie, Secretary.

(d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

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(e) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

MERRILL LYNCH SERIES FUND, INC., ON BEHALF OF MERRILL LYNCH NATURAL RESOURCES PORTFOLIO By:

Attest:
(Phillip S. Gillespie, Secretary)

MERRILL LYNCH SERIES FUND, INC., ON BEHALF OF MERRILL LYNCH GLOBAL ALLOCATION STRATEGY PORTFOLIO By:

Attest:
(Phillip S. Gillespie, Secretary)

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STATEMENT OF ADDITIONAL INFORMATION

MERRILL LYNCH GLOBAL ALLOCATION STRATEGY PORTFOLIO MERRILL LYNCH NATURAL RESOURCES PORTFOLIO EACH A SERIES OF MERRILL LYNCH SERIES FUND, INC. 800 SCUDDERS MILL ROAD PLAINSBORO, NEW JERSEY 08543

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement and Prospectus dated October __________, 2003 of Merrill Lynch Natural Resources Portfolio (“Natural Resources”) and Merrill Lynch Global Allocation Strategy Portfolio (“Global Allocation”), each a series of Merrill Lynch Series Fund, Inc. (the “Company”), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling 1-800-456-4587 ext. 123 or by writing to the Company at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

Further information about the Company and Global Allocation is contained in the Company’s Statement of Additional Information, dated May 1, 2003, which is incorporated by reference into and accompanies this Statement of Additional Information.

The Commission maintains a web site (http://www.sec.gov) that contains the prospectus of Natural Resources and Global Allocation and the statement of additional information of the Company, other material incorporated by reference and other information regarding the Company.

TABLE OF CONTENTS

General Information	2
Financial Statements	2

The date of this Statement of Additional Information is October ________________, 2003.

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GENERAL INFORMATION

The shareholders of Natural Resources Portfolio are being asked to approve the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Natural Resources, by Global Allocation, in exchange solely for an equal aggregate value of shares of Global Allocation (the “Reorganization”). The Company is an open-end management investment company organized as a Maryland corporation. A Special Meeting of the shareholders of Natural Resources to consider the Reorganization will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on November 10, 2003, at 11:30 a.m., Eastern time.

For detailed information about the Reorganization, shareholders of Natural Resources should refer to the Proxy Statement and Prospectus.

FINANCIAL STATEMENTS

In accordance with Part B, Item 14(a), pro forma financial statements reflecting consummation of the Reorganization have not been prepared since as of _________, 2003, the net asset value of Natural Resources did not exceed 10% of the net asset value of Global Allocation.

Global Allocation

Audited financial statements and accompanying notes of Global Allocation for the fiscal year ended December 31, 2002 and the independent auditor’s report thereon, dated February 24, 2003 are incorporated herein by reference from the Company’s Annual Report to shareholders, which accompanies this Statement of Additional Information. Unaudited financial statements and accompanying notes of Global Allocation for the six months ended June 30, 2003 are incorporated herein by reference from the Company’s Semi-Annual Report to shareholders, which also accompanies this Statement of Additional Information.

Natural Resources

Audited financial statements and accompanying notes of Natural Resources for the fiscal year ended December 31, 2002 and the independent auditor’s report thereon, dated February 24, 2003 are incorporated herein by reference from the Company’s Annual Report to shareholders, which accompanies this Statement of Additional Information. Unaudited financial statements and accompanying notes of Natural Resources for the six months ended June 30, 2003 are incorporated herein by reference from the Company’s Semi-Annual Report to shareholders, which also accompanies this Statement of Additional Information.

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PART C

OTHER INFORMATION

Item 15. Indemnification.

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a “corporate representative”) of the Registrant, except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys’ fees and judgments, fines and amounts paid in settlement actually and reasonably incurred by the corporate representative in connection with the proceeding, if: (i) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant; and (ii) with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant. Under each Distribution Agreement, the Registrant has agreed to indemnify the Distributor against any loss, liability, claim, damage or expense arising out of any untrue statement of a material fact, or an omission to state a material fact, in any registration statement, prospectus or report to shareholders of the Registrant. Reference is made to Article VI of Registrant’s Certificate of Incorporation, Article VI of Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of each Distribution Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

Exhibit Number			Description
1	(a)	—	Articles of Incorporation of Registrant.(a)
	(b)	—	Articles of Amendment to Registrant’s Articles of Incorporation.(b)
	(c)	—	Articles of Amendment to Registrant’s Articles of Incorporation increasing the number of authorized shares of Registrant.(c)
	(d)	—	Certificate of Collection of Articles of Amendment of Registrant.(d)
	(e)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to the redesignation of shares of common stock as Multiple Strategy Portfolio Common Stock.(e)
	(f)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to the redesignation of shares of common stock as High Yield Portfolio Common Stock.(f)

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Exhibit Number			Description
	(g)	—	Form of Articles of Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Natural Resources Portfolio Common Stock and Global Strategy Portfolio of Common Stock.(g)
	(h)	—	Form of Articles of Amendment to Registrant’s Articles of Incorporation increasing the number of authorized shares of Registrant.(h)
	(i)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Balanced Portfolio Common Stock and increasing the authorized shares of Money Reserve Portfolio Common Stock.(i)
2		—	By -Laws, as amended.(j)
3		—	Not Applicable.
4		—	Agreement and Plan of Reorganization between the Registrant, on behalf of Merrill Lynch Natural Resources Portfolio, and the Registrant, on behalf of Merrill Lynch Global Allocation Strategy Portfolio (included as Exhibit I to the Proxy Statement and Prospectus contained in this Registration Statement).
5		—	Not Applicable.
6	(a)	—	Investment Advisory Agreement.(k)
	(b)	—	Sub-Advisory Agreement.(l)
7		—	Form of Amended Distribution Agreement.(m)
8		—	Not Applicable.
9		—	Form of Custodian Agreement.(n)
11		—	Opinion and Consent of Clifford Chance US LLP, counsel to the Registrant.*
12		—	Opinion pertaining to tax matters.*
13		—	Not Applicable.
14		—	Consent of independent auditors.*
15		—	Not Applicable.
16		—	Power of Attorney (included on the signature page of this Registration Statement).
17	(a)	—	Prospectus, dated May 1, 2003, of Merrill Lynch Natural Resources Portfolio.
	(b)	—	Prospectus, dated May 1, 2003, of Merrill Lynch Global Allocation Strategy Portfolio.
	(c)	—	Statement of Additional Information, dated May 1, 2003 , of the Registrant.
	(d)	—	Annual Report to Shareholders of Merrill Lynch Natural Resources Portfolio, as of December 31, 2002.
	(e)	—	Semi-Annual Report to Shareholders of Merrill Lynch Natural Resources Portfolio, as of June 30, 2003
	(f)	—	Annual Report to Shareholders of Merrill Lynch Global Allocation Strategy Portfolio, as of December 31, 2002.
	(g)	—	Semi-Annual Report to Shareholders of Merrill Lynch Global Allocation Strategy Portfolio, as of June 30, 2003.
	(h)	—	Form of Proxy.

*	To be filed by amendment.
(a)	Incorporated by reference to Exhibit No. 21 (a) filed with Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-lA (“Pre-Effective Amendment No. 2”).
(b)	Incorporated by reference to Exhibit 1(b) filed with Pre-Effective Amendment No. 2.
(c)	Incorporated by reference to Exhibit 1(c) filed with Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-IA (“Post-Effective Amendment No. 4”).
(d)	Incorporated by reference to Exhibit 1(d) filed with Post-Effective Amendment No. 4.
(e)	Incorporated by reference to Exhibit 1(e) filed with Post-Effective Amendment No. 4.

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(f)	Incorporated by reference to Exhibit 1(f) filed with Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-IA.
(g)	Incorporated by reference to Exhibit 1(g) filed with Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-lA.
(h)	Incorporated by reference to Exhibit 1(h) filed with Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-IA (“Post-Effective Amendment No. 9”).
(i)	Incorporated by reference to Exhibit 1(i) filed with Post-Effective Amendment No. 9.
(j)	Incorporated by reference to Exhibit 2 filed with Post-Effective Amendment No. 9.
(k)	Incorporated by reference to Exhibit 5(a) filed with Post-Effective Amendment No. 2.
(l)	Incorporated by reference to Exhibit 5(b) filed with Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N- IA.
(m)	Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 5.
(n)	Incorporated by reference to Exhibit 8 filed with Post-Effective Amendment No. I to Registrant’s Registration Statement on Form N-lA.

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Proxy Statement and Prospectus by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant undertakes to file, by post-effective amendment, a copy of an opinion of counsel as to certain tax matters within a reasonable time after receipt of such opinion.

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SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey on August 26, 2003.

MERRILL LYNCH SERIES FUND, INC. (Registrant)

By:	/s/ TERRY K. GLENN Terry K. Glenn, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ TERRY K. GLENN* Terry K. Glenn	President (Principal Executive Officer) and Director

/s/ DONALD C. BURKE* Donald C. Burke	Treasurer (Principal Financial and Accounting Officer)

/s/ DONALD W. BURTON* Donald Burton	Director

/s/ M. COLYER CRUM* M. Colyer Crum	Director

/s/ LAURIE SIMON HODRICK* Laurie Simon Hodrick	Director

/s/ DAVID H. WALSH* David H. Walsh	Director

/s/ FRED G. WEISS* Fred G. Weiss	Director

*	This Registration Statement has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

* By:	/s/ TERRY K. GLENN	August 26, 2003
(Terry K. Glenn, Attorney-in-Fact)

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EXHIBIT INDEX

Exhibit Number			Description
17	(a)	—	Prospectus, dated May 1, 2003, of Merrill Lynch Natural Resources Portfolio of the Registrant.
	(b)	—	Prospectus, dated May 1, 2003, of Merrill Lynch Global Allocation Strategy Portfolio of the Registrant.
	(c)	—	Statement of Additional Information, dated May 1, 2003 , of the Registrant.
	(d)	—	Annual Report to Shareholders of Merrill Lynch Natural Resources Portfolio, as of December 31, 2002.
	(e)	—	Semi-Annual Report to Shareholders of Merrill Lynch Natural Resources Portfolio, as of June 30, 2003.
	(f)	—	Annual Report to Shareholders of Merrill Lynch Global Allocation Strategy Portfolio, as of December 31, 2002.
	(g)	—	Semi-Annual Report to Shareholders of Merrill Lynch Global Allocation Strategy Portfolio, as of June 30, 2003.
	(h)	—	Form of Proxy.

Merrill Lynch Natural Resources Portfolio a series of MERRILL LYNCH SERIES FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Stephen M. Benham as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Merrill Lynch Natural Resources Portfolio (the “Portfolio”), a series of Merrill Lynch Series Fund, Inc., held of record by the undersigned on September __, 2003 at the special meeting of shareholders of the Portfolio to be held on November 10, 2003 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes / or |_| in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization between Merrill Lynch Series Fund, Inc., on behalf of Merrill Lynch Natural Resources Portfolio, and Merrill Lynch Series Fund, Inc., on behalf of Merrill Lynch Global Allocation Strategy Portfolio.

FOR |_| AGAINST |_| ABSTAIN |_|

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, Director or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:	___________________________	, 2003

X	____________________________________
Signature

X	____________________________________
Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.